Acquisitions (FY)	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Acquisitions
Note 2 – Acquisitions

Acquisition of Halo

On October 15, 2019, the Company entered into a Stock Purchase Agreement to acquire Halo and the acquisition (the "Halo Acquisition") was completed on December 19, 2019 (the “Halo Acquisition Date”), for $38.2 million. The consideration was subject to customary adjustments for Halo’s net working capital, cash, and indebtedness, and consisted of a combination of cash consideration ($20.5 million), shares of the Company’s common stock ($3.9 million), Seller Notes ($15 million), and Seller Warrants ($0.3 million). The Company incurred $0.9 million in transaction costs, which are included in general and administrative expenses.

The Halo Acquisition was accounted for under the purchase method of accounting, and accordingly, the purchase price was allocated to the identifiable assets and liabilities based on their estimated fair values at the Halo Acquisition Date. The purchase price allocation is summarized as follows (in thousands):

Halo
Total purchase price	$38,244
Assets and Liabilities Acquired:
Assets
Property and equipment	260
Accounts receivable	5,540
Inventories	5,160
Intangible assets	14,690
Other assets	329
Total assets	25,979
Liabilities
Accounts payable	4,628
Accrued liabilities	1,553
Long term liability	168
Total liabilities	6,349
Net assets acquired	19,630
Goodwill	$18,614

The excess of purchase price over the fair value amounts assigned to the identifiable assets acquired and liabilities assumed represents goodwill from the acquisition. The Company believes the factors that contributed to goodwill include the acquisition of a talented workforce and administrative cost synergies. The Company does not expect any portion of this goodwill to be deductible for tax purposes. See "Note 9 - Intangible assets, royalties, and goodwill" for more information.

Reverse Acquisitions of Better Choice and Bona Vida by TruPet

On May 6, 2019, Better Choice Company completed the reverse acquisitions of TruPet and Bona Vida whereby TruPet is considered the acquirer for accounting and financial reporting purposes.  The acquisitions were accounted for as asset acquisitions.

The purchase price for Better Choice Company was $37.9 million and has been allocated based on an estimate of the fair value of Better Choice Company’s assets acquired and liabilities assumed with the remainder recorded as an expense.  The loss on acquisition of Better Choice Company’s net liabilities is $39.6 million.

The purchase price for Bona Vida was $108.6 million and the estimated purchase price has been allocated based on an estimate of the fair value of assets acquired and liabilities assumed.  The excess of the purchase price over the net assets acquired has been recorded as an expense.  The loss on acquisition of Bona Vida’s net assets is $107.8 million.

On May 6, 2019, the fair values of the assets and liabilities acquired were (in thousands):

	Better Choice Company	Bona Vida	Total
Total Purchase Price	$37,949	$108,620	$146,569
Net Assets (Liabilities) Acquired:
Assets
Cash and cash equivalents	7	384	391
Restricted cash	—	25	25
Accounts receivable	—	69	69
Inventories	—	95	95
Prepaid expenses and other current assets	32	348	380
Intangible assets	986	—	986
Other assets	—	74	74
Total Assets	1,025	995	2,020
Liabilities
Warrant derivative liability	2,130	—	2,130
Accounts payable & accrued liabilities	544	153	697
Total Liabilities	2,674	153	2,827
Net Assets (Liabilities) Acquired	(1,649)	842	(807)
Loss on Acquisitions	$(39,598)	$(107,778)	$(147,376)